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                                                                  Exhibit 10.04



                                   FORM OF

                          1997 SUBSCRIPTION AGREEMENT

                           Dated as of May [  ], 1997

                                 by and between

                       IRIDIUM WORLD COMMUNICATIONS LTD.

                                      and

                                  IRIDIUM LLC
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         This 1997 SUBSCRIPTION AGREEMENT (this "Agreement") is dated as of May
[   ], 1997 and is by and between IRIDIUM WORLD COMMUNICATIONS LTD., a company organized under the laws of Bermuda (the "Company"), and IRIDIUM LLC ("Iridium"), a limited liability company organized under the laws of the State of Delaware.

         WHEREAS, the Company intends to consummate an underwritten initial public offering (the "Offering") of 10,000,000 shares of its Class A Common Stock, par value $.01 per share (the "Class A Common Stock") (11,500,000 shares if the Underwriters' over-allotment options are exercised in full) and to use the proceeds of the Offering to purchase an equivalent number of Class 1 Membership Interests ("Class 1 Interests") in Iridium as described in the registration statement on Form S-1 (File No. 333-23419) filed with the U.S. Securities and Exchange Commission, as amended (the "Registration Statement").

         WHEREAS, upon consummation of the Offering, Iridium intends to issue and sell to the Company 10,000,000 Class 1 Interests (11,500,000 Class 1 Interests if the Underwriters' over-allotment options are exercised in full) at a purchase price per Class 1 Interest equal to the per share public offering price of the Class A Common Stock less the per share underwriting discount.

         WHEREAS, Iridium owns all 1,200,000 currently outstanding shares of Class A Common Stock (the "Outstanding Shares") and intends to surrender the Outstanding Shares to the Company in connection with the consummation of the Offerings and the Company intends to cancel the Outstanding Shares upon surrender by Iridium.

         NOW, THEREFORE, the parties hereto, intending to be bound, hereby agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

         Section 1.1. Reference to Registration Statement. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Registration Statement.

         Section 1.2. Certain Definitions. As used in this Agreement the following terms have the following respective meanings:

         "Agreement" means this 1997 Subscription Agreement.

         "Class A Common Stock" means the Class A Common Stock, par value $.01 per share, of the Company.

         "Class 1 Interests" means the Class 1 Membership Interests of Iridium LLC.

         "Firm Interests" has the meaning assigned to the term in Section 2.1 of this Agreement.

         "Firm Shares" means the shares of Class A Common Stock purchased by the Underwriters pursuant to the Purchase Agreements without giving effect to the exercise of over-allotment options.

         "Iridium Bermuda" means the Company as such term is used in the LLC Agreement referenced herein.

         "LLC Agreement" means the Limited Liability Company Agreement of Iridium LLC dated as of July 29, 1996, as amended.



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         "Offering" means the initial public offering by the Company of its
Class A Common Stock as described in the Registration Statement.

         "Option Interests" has the meaning assigned to the term in Section 2.2 of this Agreement.

         "Option Shares" means the shares of Class A Common Stock purchased by the Underwriters pursuant to the over-allotment options granted in the Purchase Agreements.

         "Registration Statement" means the Company's registration statement on Form S-1 (File No. 333-23419) filed with the U.S. Securities and Exchange Commission, as amended.


                                   ARTICLE II

                         PURCHASE OF CLASS 1 INTERESTS
                                 BY THE COMPANY

         Section 2.1. Firm Interests. Subject to the terms and conditions set forth herein, Iridium agrees to create, issue and sell 10,000,000 Class 1 Interests to the Company (the "Firm Interests") and the Company agrees to purchase the Firm Interests at a price per Firm Interest equal to the per share price paid by the Underwriters for the 10,000,000 Firm Shares of Class A Common Stock purchased by the Underwriters pursuant to the Purchase Agreements.

         Section 2.2. Over-Allotment Interests. Subject to terms and conditions set forth herein, Iridium agrees to create, issue and sell up to 1,500,000 Class 1 Interests to the Company (the "Option Interests") and the Company agrees to purchase an aggregate number of Option Interests that is equal to the number of Option Shares of Class A Common Stock purchased by the Underwriters pursuant to the Purchase Agreements at a price per Option Interest equal to the price paid by the Underwriters for the Option Shares of Class A Common Stock purchased by the Underwriters pursuant to the Purchase Agreements.

                                  ARTICLE III

                       DELIVERY AND PAYMENT FOR INTERESTS

         Section 3.1. Delivery of and Payment for Firm Interests. Delivery of certificates for the Firm Interests shall be made at the time and location of the delivery of the Firm Shares under the Purchase Agreements against payment of the purchase price therefor in immediately available funds.

         Section 3.2. Delivery of and Payment for Option Interests. Delivery of certificates for the Option Interests shall be made at the time and location of the delivery of the Option Shares under the Purchase Agreements against payment of the purchase price therefor in immediately available funds.

         Section 3.3. Delivery and Cancellation of Outstanding Shares. Iridium hereby agrees that in addition to its other obligations under this Agreement, upon payment by the Company of the purchase price for the Firm Shares pursuant to Section 3.1 above, Iridium shall deliver the Outstanding Shares to the Company and shall relinquish any rights in or claims on the Outstanding Shares. The Company hereby agrees that upon delivery of the Outstanding Shares by Iridium, the Company shall retire and cancel such Outstanding Shares.


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                                   ARTICLE IV

                    ADMISSION OF THE COMPANY TO IRIDIUM LLC

         Section 4.1. Admission of the Company. The Company wishes to be admitted as a Class 1 Member in Iridium and agrees to be bound by all of the applicable provisions of the Limited Liability Company Agreement of Iridium LLC, dated as of July 29, 1996, as amended (the "LLC Agreement"). Prior to the first issuance of any Class 1 Interests hereunder, the Company will execute and deliver a counterpart of the LLC Agreement in substantially the form set forth in Annex A hereto. This Agreement constitutes the Company's written request that Iridium's Members' Interest Register be amended to reflect the Company's admission as a Member and Iridium agrees that its Members' Interest Register will be so amended, and the Company will be admitted as a Member in Iridium, on the date of the issuance of the Firm Interests hereunder.

         Section 4.2. Rights of the Company. The Class 1 Interests issued hereunder shall be entitled to all of the rights of Class 1 Interests under the LLC Agreement, including the rights of "Iridium Bermuda" described thereunder.


                                   ARTICLE V

                            EXPENSES OF THE OFFERING

         Iridium shall promptly pay, or reimburse the Company for the payment of, all expenses incurred by the Company in connection with the Offering and the transactions contemplated by this Agreement.


                                   ARTICLE VI

                     CONDITIONS OF THE PARTIES' OBLIGATIONS

         Section 6.1. Firm Interests. The respective obligations of the parties with respect to the Firm Interests are subject to the performance by the Underwriters of their obligations to purchase the 10,000,000 Firm Shares under the Purchase Agreements.

         Section 6.2. Option Interests. The respective obligations of the parties with respect to the Option Interests, if any, are subject to the performance by the Underwriters of their obligations, if any, to purchase Option Shares under the Purchase Agreements.

                                  ARTICLE VII

                         REPRESENTATIONS AND WARRANTIES

         Section 7.1 Representations and Warranties of Iridium. Iridium hereby represents and warrants that it has duly and validly executed and delivered this Agreement and that the Firm Interests and the Option Interests, if any, when issued against payment therefore by the Company pursuant to Article III, will be duly and validly authorized and issued and fully-paid and non-assessable.

         Section 7.2 Representations and Warranties of the Company. The Company hereby represents and warrants that it has duly and validly executed and delivered this Agreement and will duly and validly execute the LLC Agreement pursuant to Article IV.

                                  ARTICLE VIII


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                        INDEMNIFICATION AND CONTRIBUTION

         Section 8.1. Indemnification by Iridium. Iridium will indemnify and hold harmless the Company and each of its officers, directors and employees (each an "indemnified party") against any losses, claims, damages or liabilities to which such indemnified party may become subject, under the Securities Act or otherwise, that directly or indirectly, arise out of or are related to, the transactions contemplated by this Agreement, and will reimburse such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, as such losses, damages, liabilities or expenses are incurred; provided, however, that Iridium shall not be liable in any such case to any indemnified party to the extent that any such loss, claim, damage or liability arises out of or is based upon an intentional act or omission of the indemnified party which was contrary to any written instruction or request of Iridium or which amounted to willful misconduct on the part of the indemnified party.

         Section 8.2. Proceedings. Promptly after receipt by an indemnified party of notice of the commencement of any action, suit or proceeding as to which a claim in respect thereof is to be made against Iridium under Section 8.1, the indemnified party shall notify Iridium in writing of the commencement thereof, but the omission so to notify Iridium shall not relieve Iridium from any liability which it may have to any indemnified party otherwise than under such section. In case any such action shall be brought against any indemnified party and it shall notify Iridium of the commencement thereof, Iridium shall be entitled to participate therein and, to the extent that it shall wish, to assume the defense thereof, with counsel satisfactory to such indemnified party (which shall not, except with the consent of the indemnified party, be counsel to Iridium), and, after notice from Iridium to such indemnified party of its election so to assume the defense thereof, Iridium shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. Iridium shall not, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party. No indemnified party shall effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution has been or may be sought hereunder without the prior written consent of Iridium.

         Section 8.3. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Section 8.1 is for any reason held to be unenforceable although applicable in accordance with its terms, Iridium shall contribute to the losses, liabilities, claims, damages and expenses of the type contemplated by such indemnity agreement incurred by any indemnified party in such proportion as shall be appropriate to reflect (i) the relative benefits received, directly or indirectly, by Iridium on the one hand and the indemnified party on the other hand, from (a) the sale of the Firm Shares and the Option Shares, if any, and (b) the sale of the Firm Interests and the Option Interests, if any, and
(ii) the relative fault of Iridium on the one hand and the indemnified party on the other, with respect to the acts or omissions which resulted in such loss, liability, claim, damage or expense, or action in respect thereof, as well as any other relevant equitable considerations. Iridium and the Company agree that it would not be just and equitable if contribution pursuant to this
Section 8.3 were to be determined by pro rata allocation or by any other method of allocation which does not take into account the relevant equitable considerations. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from Iridium if Iridium was not guilty of such fraudulent misrepresentation.

         The indemnity and contribution obligations in this Article VIII are solely obligations of Iridium and no recourse may be had thereunder against any member, director, officer, employee or agent of Iridium.



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                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS

         Section 9.1. Governing Law. This Agreement is governed by, and shall be construed in accordance with, the laws of the State of New York without regard to principles of conflicts of laws.

         Section 9.2. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Section 9.3. Entire Agreement. This Agreement constitutes the entire understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior understandings among such parties with respect to such subject matter.




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         IN WITNESS WHEREOF, the parties have hereunto signed their names in the space provided below.

IRIDIUM WORLD COMMUNICATIONS LTD.


By:
   --------------------------------------
   Name:
   Title:

IRIDIUM LLC


By:
   --------------------------------------
   Name:
   Title:





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                                                                         ANNEX A
                                                  TO 1997 SUBSCRIPTION AGREEMENT



                      FORM OF COUNTERPART TO LLC AGREEMENT


         The undersigned agrees to be bound by the Limited Liability Company Agreement of Iridium LLC, dated as of July 29, 1996, as amended, to which this signature page is attached.

         IN WITNESS WHEREOF, the undersigned has hereunto set its hand as of
this    day of May, 1997.

                                         MEMBER

                                         IRIDIUM WORLD COMMUNICATIONS LTD.



                                         By:
                                            ------------------------------
                                            Name:
                                            Title: